Exhibit 99.2

Correction to Press Release Announcing Gratitude Health, Inc. Name Change to “Home Bistro, Inc.”

and Effectiveness of Reverse Stock Split

MIAMI BEACH, Fla., September 15, 2020 – Gratitude Health, Inc. (OTCQB: GRTD) (the “Company”) today announced that there was an inadvertent error in the Company’s press release issued yesterday, September 14, 2020, announcing its name change and reverse split. That release incorrectly stated that the Company’s shares of common stock will trade under the ticker symbol “GRTDD” until October 5, 2020. However, the correct date is October 9, 2020, which is twenty (20) business days from September 14, 2020. After this date, the Company’s shares will trade under the new ticker symbol “HBIS”.

About Home Bistro, Inc.

Home Bistro provides high quality, direct-to-consumer, ready-made gourmet meals at www.homebistro.com and restaurant quality meats and seafood through its Prime Chop www.primechop.com and Colorado Prime brands.

Forward-Looking Information

This news release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans”, ” expects” or “does not expect”, “proposed”, “is expected”, “budgets”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. More particularly and without limitation, this news release contains forward-looking statements and information concerning the Company’s growth objectives and industry outlook (as described herein). Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. These forward-looking statements include, among others, statements about Gratitude’s future financial performance, the impact of management changes, any organizational restructuring and the sufficiency of capital resources to fund its ongoing operating requirements; statements about Gratitude’s expectations regarding the capitalization, resources and ownership structure of the combined company; statements about the potential benefits of the transaction; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that Gratitude makes due to a number of important factors, including (i) risks related to the ability to realize the anticipated benefits of the transaction, (ii) risks related to the combined entity’s access to existing capital and fundraising prospects to fund its ongoing operations, and (iii) other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, including the impact of COVID-19 on the broader market. Readers are cautioned not to place undue reliance on forward-looking statements, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. By their nature, forward-looking statements involve numerous assumptions, known and unknown risks and uncertainties, both general and specific that contribute to the possibility that the predictions, estimates, forecasts, projections and other forward-looking statements will not occur.

The forward-looking statements contained in this press release are made as of the date of this press release. Except as required by law, the Company disclaims any intention and assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company’s periodic filings with the Securities and Exchange Commission, including the factors described in the sections entitled “Risk Factors”, copies of which may be obtained from the SEC’s website at www.sec.gov. Additionally, the Company undertakes no obligation to comment on the expectations of, or statements made by, third parties in respect of the matters discussed above.

Contact:

Zalmi Duchman, CEO
zalmi@homebistro.com

Ph: 631.694.1111